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                                  SUB-ITEM 77I

MFS International Diversification Fund, a series of MFS Series Trust X (the "Trust"), terminated Class W Shares, as described in the Amendment to the Declaration of Trust of the Trust dated December 20, 2011, as described in the supplement dated December 29, 2011, to the fund's then current prospectus, as filed with the Securities and Exchange Commission via EDGAR on December 29, 2011, under Rule 497 under the Securities and Exchange Act of 1933. Such description is incorporated herein by reference.

                               MFS SERIES TRUST X

                           CERTIFICATION OF AMENDMENT
                           TO THE DECLARATION OF TRUST


                         REDESIGNATION OF CLASS W SHARES

      Pursuant to Sections 6.10 and 9.3 of the Amended and Restated Declaration of Trust dated December 16, 2004, as amended (the "Declaration"), of MFS Series Trust X, a business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), the undersigned Trustees of the Trust, being a majority of the Trustees of the Trust, do hereby redesignate all existing Class W Shares (as defined in the Declaration) of MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, and MFS International Value Fund, each a series of the Trust, as "Class R5 Shares" effective May 30, 2012.

      IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of May 21, 2012 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

ROBERT E. BUTLER
Robert E. Butler
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


MAUREEN R. GOLDFARB
Maureen R. Goldfarb
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


DAVID H. GUNNING
PersonNameDavid H. Gunning
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


WILLIAM R. GUTOW
PersonNameWilliam R. Gutow
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


MICHAEL HEGARTY
Michael Hegarty
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

JOHN P. KAVANAUGH
John P. Kavanaugh
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


ROBERT J. MANNING
Robert J. Manning
MFS Investment Management
500 Boylston Street
Boston, MA 02116


J. DALE SHERRATT
J. Dale Sherratt
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


LAURIE J. THOMSEN
Laurie J. Thomsen
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


ROBERT W. UEK
Robert W. Uek
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116



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